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                                                                   Exhibit 10.4



                            L.SUPPLEMENTAL INDENTURE

This SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of June 11, 2003, by and among Werner Holding Co. (DE), Inc. a Delaware corporation (the"Company"), the guarantors under the indenture referred to below (including their successors, the "Guarantors"), and The Bank of New York (as successor to IBJ Schroder Bank & Trust Company), as trustee under the indenture referred to below (the "Trustee").

                                   WITNESSETH:

         WHEREAS, the Company and the Guarantors have executed and delivered to the Trustee an indenture, dated as of November 24, 1997 (the "Indenture"), providing for the issuance of an aggregate principal amount of up to $270,000,000 of 10% Senior Subordinated Notes due 2007 (the "Securities");

         WHEREAS, the Company has entered into a Recapitalization and Stock Purchase Agreement, dated as of May 7, 2003, by and among the Company, certain shareholders of Werner Holding Co. (PA), Inc. and Green Equity Investors III, L.P. (the "Recapitalization Agreement");

         WHEREAS, it is deemed to be in the best interest of the Company to perform its obligations under the Recapitalization Agreement and to enter into the transactions contemplated thereby; and

         WHEREAS, the Company, the Guarantors and the Trustee hereby desire to amend the Indenture as follows in order to effect the transactions contemplated by the Recapitalization Agreement; and

         WHEREAS, pursuant to Section 9.02 of the Indenture, the Trustee, the Company and the Guarantors are authorized to execute and deliver this Supplemental Indenture;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

         1. Definitions.

         (a) Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         (b) For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires:
(i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture: and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.


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         2. Amendments. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby. The following amendments are hereby incorporated into the Indenture:

         (a) The following additional defined terms are hereby included in
Section 1.01 of the Indenture:

                  "Consent Payments" means the payment of consent fees to the Holders pursuant to the Company's Consent Solicitation Statement, dated May 16, 2003, as such statement may be amended or supplemented in accordance with its terms.

                  "2003 Recapitalization Agreement" shall mean that certain Recapitalization and Stock Purchase Agreement, dated as of May 7, 2003, by and among Holding, Green Equity Investors III, L.P. and the shareholders listed on the signature pages thereto.

                  "2003 Recapitalization Transaction" shall mean the transaction contemplated by or incidental to the 2003 Recapitalization Agreement, including without limitation the payment of consent fees to the Holders pursuant to the terms of the Company's Consent Solicitation Statement, dated May 16, 2003, as such statement may be amended through the closing date of the 2003 Recapitalization Transaction.

         (b) The definitions of the following defined terms included in Section
1.01 of the Indenture are hereby amended as follows:

                  (i) in clause (1) of the definition of "Permitted Investments," the reference to Section "4.07(b)(13)(m)" shall be deleted, and a reference to "Section 4.07 (b)(17)(m)" shall be inserted in place thereof; and

                  (ii) in clause (iv) of the third proviso of the definition of "Specified Affiliate Payments," the reference to Section "4.07(b)(8) and (11) "shall be deleted, and a reference to "Section 4.07 (b)(8) and
         (15)" shall be inserted in place thereof.

         (c) Section 4.04 (b) of the Indenture is hereby amended by deleting the word "and" at the end of clause (vi) thereof, by inserting the following new clause (vii) thereafter, and by renumbering existing clause (vii) as new clause "(viii)":

                  "(vii) in connection with and in order to consummate the 2003 Recapitalization Transaction, the payment of a dividend (the "Recap Payment") to Holding in an amount up to $45,000,000, which funds shall be used by Holding to satisfy its obligations under the 2003 Recapitalization Agreement; PROVIDED, that the Consent Payments shall be made concurrently; and"




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         (d) Section 4.04 of the Indenture is hereby further amended by inserting the following additional sentence at the beginning of the second to last paragraph thereof:

                  "Notwithstanding anything in this Section 4.04 to the contrary, following any Recap Payment, (A) the sum of the amounts of each of clauses (i) through (v) of Section 4.04(a)(3) shall be reset to $0 as of the first day of the calendar quarter during with such payment is made (the "Revised Start Date"), thereafter increasing (or decreasing) in accordance with the terms of such clauses, and (B) for purposes of calculating the aggregate amount of permissible Restricted Payments under Section 4.03(a)(3) at any time after the date on which the Recap Payment is made, the Recap Payment and all other Restricted Payments made during the period from the Closing Date through the Revised Start Date shall be disregarded."

         (e) Section 4.04 of the Indenture is hereby amended by deleting the reference to "Section 4.07 (b)(5), (6), (9) or (10)" in the last sentence thereof, and inserting a reference to "Section 4.07 (b)(5), (6), (9). (10),
(11), (12), (13) or (14)" in place thereof.

         (f) Section 4.07(b) of the Indenture is hereby amended by inserting the following new clauses (11) through (14), and by renumbering the existing clauses
(11) through (14) thereof as "(15)," "(16)," "(17)" and "(18)," respectively:

                  "(11) following the consummation of the 2003 Recapitalization Transaction, the payment of annual management, consulting and advisory fees in an amount up to $1 million and related expenses to Leonard Green & Partners, L.P. and its Affiliates (whether or not such Persons are Affiliates of the Company) and the entry into agreements with respect thereto, (12) the payment by the Company to Investcorp of a one-time fee for credit refinance advisory services in the amount of $1 million in connection with the 2003 Recapitalization Transaction, (13) the payment by the Company to Leonard Green & Partners, L.P. of a one-time equity commitment fee in the amount of $2.5 million in connection with the 2003 Recapitalization Transaction, (14) the payment by the Company to certain officers and employees of the Company and Werner Co. of $1,725,000, in the aggregate (a one-time payment), in connection with the 2003 Recapitalization Transaction,"

         (g) Section 4.07(b) of the Indenture is hereby amended by inserting the following proviso immediately after the reference to "Section 4.03(b)(xii)" at the end of renumbered clause (18) thereof:

                  "; PROVIDED, HOWEVER, that the transactions contemplated in clauses (11) through (14), above, shall not be permitted unless the Consent Payments shall have been made."



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         3. Effectiveness. This Supplemental Indenture shall become effective on and as of the date written above.

         4. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         5. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

         6. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         7. Effect of Headings. The Section headings herein are for convenience of reference only and shall not effect the construction thereof.



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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
         Indenture to be duly executed as of the date first above written.


                                         WERNER HOLDING CO. (DE), INC.


                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________


                                         WERNER HOLDING CO. (PA), INC.

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________


                                         WERNER CO.

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________


                                         WIP TECHNOLOGIES, INC.

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________




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                                         THE BANK OF NEW YORK
                                         As Trustee

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________